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                                                                  EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1996 incorporated by reference in Weyco Group, Inc.'s Form 10-K for the year ended December 31, 1995.





                                               ARTHUR ANDERSEN LLP